SCI SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 27, 2000


To the Shareholders of SCI Systems, Inc.:


         Please take notice that the fiscal year 2000 Annual Meeting of Shareholders of SCI Systems, Inc., a Delaware corporation, will be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 27, 2000, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326 (the "Meeting"), for the following purposes:

   (1)  To elect two Class I Directors to serve for a term of three years;

   (2)  To increase the authorized shares of the Company to 500,000,000;

   (3)  To approve the Company's 2000 Stock Incentive Plan;

   (4)  To approve the Company's 2000 Stock Purchase Plan;

   (5)  To approve the Company's Senior Officer 2000 Incentive Compensation
        Plan;

   (6) To ratify the selection of Ernst & Young LLP as the Company's independent auditor for fiscal year 2001; and

   (7) To transact such other business as may properly come before the Meeting and any adjournment or postponement of the Meeting.

         The Board of Directors has fixed the close of business on September 15, 2000 as the Record Date to determine shareholders entitled to vote at the Meeting and any adjournment or postponement of the Meeting.

         You are cordially invited to attend the Meeting. If you cannot attend in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please vote your shares (i) by dating, signing, and mailing the enclosed proxy, (ii) by voting over the Internet using the instructions on the enclosed proxy card, or (iii) by voting by calling the 800 number listed on the proxy card.

         Thank you.

                                  By order of the Board of Directors,




                                  Michael M. Sullivan
                                  Secretary

Huntsville, Alabama
September 25, 2000

                                SCI SYSTEMS, INC.
                         c/o SCI Systems (Alabama), Inc.
                                  P.O. Box 1000
                            Huntsville, Alabama 35807

                                 PROXY STATEMENT

SECTION 1 - INTRODUCTION

         In this Proxy Statement the terms "we", "us", "our" and the "Company" refer to SCI Systems, Inc., a Delaware corporation.

         This Proxy Statement is furnished to holders of our Common Stock (par value $0.10) (the "Common Stock") in connection with the solicitation of proxies from them by our Board of Directors (the "Board") to vote their shares at the Company's fiscal year 2000 Annual Meeting of Shareholders (the "Meeting") and at any adjournments or postponements of the Meeting. This Proxy Statement contains important information which U.S. Securities and Exchange Commission ("SEC") regulations require the Company provide its Shareholders regarding the Company and the Meeting.

         The Notice of the Meeting, this Proxy Statement, and the proxy card were first mailed to shareholders on or about September 25, 2000.

                                   THE MEETING

         The Meeting will be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 27, 2000, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326.

       RECORD DATE, SHARES OUTSTANDING, AND SHAREHOLDERS ENTITLED TO VOTE

         Only holders of record of our Common Stock at the close of business on September 15, 2000 (called the Record Date) are entitled to notice of and vote at the Meeting. As of the Record Date, there were XXXXXX shares of Common Stock outstanding.

                              VOTING AT THE MEETING

         Each share of Common Stock entitles its holder to one vote at the Meeting. As a Shareholder you may attend the Meeting and vote in person. If you cannot attend the Meeting, or can attend but prefer to vote in advance of the Meeting, you may do so by sending a properly executed form of proxy to the Company. In that regard, enclosed is a proxy card, which can be used by Shareholders to vote their shares at the Meeting. The proxy to vote your shares at the Meeting (as specified on the enclosed proxy card) is solicited on behalf of our Board.

         Shareholders should please read this Proxy Statement very carefully and then complete, sign, and mail the proxy card in the enclosed return postage pre-paid envelope. If the card or form of proxy is properly signed, returned in time, and not revoked by the Shareholder, the Shareholder's shares will be voted in accordance with the Shareholder's requests. If the Shareholder returns the card but does not make any requests, his or her shares will be voted (i) FOR election of the Class I director nominees named in this Proxy Statement, (ii) FOR increase in the authorized shares of the Company, (iii) FOR approval of the Company's 2000 Share Incentive Plan, (iv) FOR approval of the Company's 2000 Stock Purchase Plan, (v) FOR approval of the Company's Senior Officer 2000 Incentive Compensation Plan, and (vi) FOR ratification of selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year July 1, 2000 to June 30, 2001, as described in this Proxy Statement. Our Board does not presently intend to bring any business before the Meeting other than the specific proposals referred to in the Proxy Statement and specified in the Notice of Annual Meeting. Moreover, so far as is known to our Board, no other matters are to be brought before the Shareholders at the Meeting. If any other business does come before the Shareholders at the Meeting, however, it is the intention of the persons designated as Shareholder proxies to vote on them in accordance with their best judgment.

         Please understand that Shareholders who execute proxies may revoke them at any time before their shares are voted at the Meeting. Filing with the Secretary of the Company either a document revoking the proxy, or a properly executed proxy bearing a later date may revoke proxies. Proxies also may be revoked by any Shareholder present at the Meeting who expresses a desire to vote his or her shares in person.

                            QUORUM; BROKER NON-VOTES

         A majority of Shareholders entitled to vote must be present at the Meeting in person, or represented by proxy, in order to have a quorum and to act upon the proposed business. If there is not a quorum of Shareholders at the Meeting, the Company will have to adjourn the Meeting until a quorum can be obtained. This will result in additional expenses to the Company so please vote your shares.

         Abstentions and "broker non-votes" , although counted for purposes of determining whether there is a quorum at the Meeting, will not be voted. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner of those shares. Broker non-votes will have no effect on any other matter presented.

                                  VOTE REQUIRED

         When a quorum is present at the Meeting, a FOR vote of a majority of the number of shares of stock present or represented by proxy and entitled to vote will decide any question or proposal brought before the Meeting, unless a different vote is required. In that regard, directors will be elected by a FOR vote of a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Abstentions will be considered AGAINST votes with respect to any matter presented at the Meeting, other than election of directors. If authority to vote for one or more of the director nominees is withheld, no vote will be cast with respect to the shares indicated on that proxy card and the outcome of the election will not be affected.

Section 2 - INFORMATION REGARDING THE COMPANY'S VOTING SECURITIES

         At the close of business on September 15, 2000, the Record Date, there were XXXXXXXX shares of Common Stock of the Company outstanding.

         The following table sets forth certain information concerning each person known to the Board to be a beneficial owner of more than five percent of the outstanding shares of Common Stock as of December 31, 1999. Please note that the ownership of the directors and executive officers of the Company are included elsewhere in this Proxy Statement.




   Name and Address                    Amount Beneficially        Percent of
  of Beneficial Owner                         Owned                 Class(1)
---------------------                  -------------------        ----------
FMR Corporation                                (2)                    %(2)
82 Devonshire Street
Boston, MA 02109-3614

T. Rowe Price Associates, including            (3)                    %(3)
T. Rowe Price Science and Technology Fund, Inc.
100 East Pratt Street
Baltimore, MD 21202

AMVESCAP PLC                                   (4)                    %(4)
1315 Peachtree Street, N.E.
Atlanta, GA 30309

Capital Research and Management Company        (5)                    %(5)
333 South Hope Street
Los Angeles, CA 90071

[FN]

Notes:
(1)      Stated as a percentage of shares outstanding on December 31, 1999.
(2)      According to SEC Schedule 13G dated February XX , 2000.
(3)      According to Schedule 13G dated XXX.
(4)      According to Schedule 13G dated February XX , 2000.
(5)      According to Schedule 13G dated February XX , 2000.

           OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY BY DIRECTORS
                             AND EXECUTIVE OFFICERS

         The following table sets forth information regarding beneficial ownership of Common Stock by each director, the Company's five most highly compensated officers, and the directors and executive officers of the Company as a group as of September 15, 2000.

                                Aggregate Number of             Percentage of
                                Shares Beneficially                 Shares
Name                                   Owned                     Outstanding
-------------------             -------------------             -------------

Olin B. King                          XXXXXX        (1)               XX%
A. Eugene Sapp, Jr.                   XXXXXX        (2)                *
Robert C. Bradshaw                    XXXXXX        (3)                *
Peter M. Scheffler                    XXXXXX        (4)                *
James E. Moylan                       XXXXXX        (5)                *
Michael H. Missios                    XXXXXX        (4)                *
Howard H. Callaway                    XXXXXX        (6)                *
G. Robert Tod                         XXXXXX        (7)                *
William E. Fruhan                     XXXXXX        (8)                *
Jackie M. Ward                        XXXXXX        (9)                *
Wayne Shortridge                      XXXXXX        (10)               *
All Directors and Executive
 Officers as a group ( persons)       XXXXXX        (11)              XX%



* Indicates less than 1% of issued and outstanding shares of Common Stock.

[FN]

(1) Includes XXX shares not presently owned by Mr. King but which are subject to stock options execrable within 60 days after September 15, 2000.
(2) Includes XXX shares not presently owned by Mr. Sapp but which are subject to stock options exercisable within 60 days after September 15, 2000, and XXX owned of record by the Eugene and Patricia Sapp Charitable Remainder Unitrust.
(3) Includes XXX shares not presently owned by Mr. Bradshaw but which are subject to stock options exercisable within 60 days after September 15, 2000.
(4) Includes XXX and XXX shares not presently owned by Messrs. Scheffler and Missios, respectively, but which are subject to stock options exercisable within 60 days after September 15, 2000.
(5) Included XXX shares not presently owned by Mr. Moylan but which are subject to stock options exercisable within 60 days after September 15, 2000.
(6) Includes XXX shares owned by Mr. Callaway's spouse, XXX shares owned of record by the Howard H. Callaway Foundation, Inc., XXX shares not presently owned by Mr. Callaway but which are subject to stock options exercisable within 60 days after September 15, 2000, and XXX shares owned through the Company's Directors' Deferred Compensation Plan. Mr. Callaway is an officer and Trustee of the Foundation and, as such, shares voting and investment powers with respect to the shares owned by the Foundation. Nothing in this paragraph should be construed as an admission by Mr. Callaway of beneficial ownership of the shares owned by his spouse.
(7) Includes XXX shares owned by Mr. Tod through the Company's Directors' Deferred Compensation Plan.
(8) Includes XXX shares owned by Mr. Fruhan through the Company's Directors' Deferred Compensation Plan.
(9) Includes XXX shares owned by Ms. Ward through the Company's Directors' Deferred Compensation Plan.
(10) Includes XXX shares owned by Mr. Shortridge through the Company's Directors' Deferred Compensation Plan.
(11) Includes XXX shares not presently owned by directors or executive officers but which are subject to stock options exercisable within 60 days of September 15, 2000, and XXX shares owned by directors through the Directors' Deferred Compensation Plan.

SECTION 3 - SHAREHOLDER PROPOSALS

PROPOSAL 1:       ELECTION OF DIRECTORS

             INFORMATION CONCERNING NOMINEES FOR BOARD OF DIRECTORS

         The   Company's   Second   Restated    Certificate   of   Incorporation
("Certificate of Incorporation") states that the Board will be divided into three classes, with each class consisting as nearly as possible of one third of the total number of directors fixed by the Board. Board members serve three-year terms and their terms are staggered to provide for election of one director class each year. Class I directors are to be elected at the Meeting.

         The Company's Bylaws state that the number of directors will be no less than three (3) and not more than eleven (11), and that the exact size of the Board may be fixed from time to time by the Board. For the Board year ending at the Meeting, the Board had set the number of members at eight, with seven regular members elected by Shareholders and one non-voting director emeritus elected by the Board. During the year the classes consisted of two directors in Class I, three in Class II, and two in Class III. As a result of Mr. Callaway's retirement from the Board as a Class II director, it is necessary to rebalance the classes in order to satisfy the Certificate of Incorporation's requirement for balanced classes. Accordingly, the Board has reduced the number of members elected by the Shareholders to six and rebalanced the classes with two directors in each class. To accomplish this, Mr. Shortridge has moved from Class II (which had three directors) to Class I and will stand for re-election at the Meeting as a Class I member. Mr. Olin B. King, Company founder and former Chairman and CEO, will also stand for re-election.

         Details regarding both director nominees are set forth immediately below.

        INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

         The following information was supplied the Company by director nominees and continuing directors. The table below sets forth for each director nominee and continuing director their name, age, positions with the Company (if any), principal occupation and business experience for the last five years, and prior service as a director of the Company.


                            Positions with the Company                 Director
Name and Age                 And Principal Occupation                    Since

Class I Director Nominees
(Term expiring in 2003)

Olin B. King (1)            Chairman of the Board,
(66)                        SCI Systems, Inc.                             1961


Wayne Shortridge (1) (4)    Partner,
(62)                        Paul, Hastings, Janofsky & Walker LLP,
                            Atlanta, GA,
                            1994 to present.                              1992




Class III Directors
(Term expiring in 2002)

G. Robert Tod (2) (3)       Formerly, Vice Chairman,
(61)                        CML Group, Inc.,
                            Acton, MA,
                            a specialty marketing company,
                            1969 to 1998; retired.                        1981

A. Eugene Sapp, Jr. (1) (4) President and Chief Executive Officer,
(64)                        SCI Systems, Inc.                             1981


Class II  Directors
(Term expiring in 2001)

Jackie M. Ward (1) (2)      Chief Executive Officer,
(62)                        Computer Generation Incorporated,
                            Atlanta, GA,
                            a provider of turn-key telecommunication systems,
                            products and data processing services to U.S. and
                            international markets, 1968 to present.       1992

William E. Fruhan (3) (4)   The George E. Bates Professorship,
(57)                        Harvard University Graduate School of Business,
                            Boston, MA,
                            1979 to present.                              1992


[FN]

(1)      Member of the Investment Committee
(2)      Member of the Compensation Committee
(3)      Member of the Audit Committee
(4)      Member of the Executive Committee

         Certain of the continuing directors and director nominees also serve as directors of other publicly held companies as follows: Mr. King, Regions Financial Corporation; Mr. Sapp, VBand Corporation and Artesyn Technologies; Mr. Tod, EG&G, Inc., and UST Corp.; and Ms. Ward, TRIGON Blue Cross Blue Shield, Bank of America, Equifax, Inc., and Matria Healthcare, Inc.

               INFORMATION REGARDING BOARD MEETINGS AND COMMITTEES

         The Board has standing Executive, Investment, Compensation, and Audit Committees. The Board does not have a standing Nominating Committee as the Executive Committee acts as such.

         During  fiscal  year  2000 the  Board  met nine  times;  the  Executive
Committee eleven times; the Investment Committee five times; and the Audit and Compensation Committees four times each. All Board members attended 75% or more of Board and Committee meetings during the year.

         The  Audit  Committee  consists  entirely  of  outside  directors.  The
Committee is responsible for reviewing the Company's financial statements, evaluating the Company's internal financial controls and procedures, and coordinating and approving the activities of the Company's auditors.

         The Compensation Committee also consists entirely of outside directors. The Committee is responsible for setting compensation guidelines for executives of the Company, establishing their salaries, reviewing and approving incentive compensation plans and bonus awards, and reporting all of the foregoing to the outside members of the Board for approval.

         The Executive Committee functions with substantially all of the powers and duties of the full Board. However, the Committee does not have authority to approve mergers, amend the Certificate of Incorporation or Bylaws, or dispose of all or substantially all of the Company's assets. The Executive Committee also functions as the nominating committee of the Company and will consider proposed directorship nominations if recommended by Shareholders in writing to the Secretary of the Company.

         The Investment Committee is responsible for reviewing the investment funds of the Company and of each employee benefit trust established by the Company. The Committee is also responsible for directing the investment funds of the Company's Supplemental Retirement Plan.

         During fiscal 2000 the six outside directors were paid an annual fee of $40,000 plus $1,000 per Board meeting attended and $500 per committee meeting attended, except that Mr. Shortridge, as Chairman of the Executive Committee, was paid the greater of $1,000 or $300 per hour for each Executive Committee Meeting attended. Effective October 22, 1999, non-employee outside directors were granted 2,500 Stock Appreciation Rights at fair market value of $44.375 redeemable on October 27, 2000. In addition, to compensate him for carrying out his duties as Lead Director, on February 8, 2000 Mr. Shortridge was granted 2,500 additional Stock Appreciation Rights at fair market value of $35.562 redeemable on October 27, 2000. Mr. King retired as Chairman of the Board effective June 30, 2000. As part of his retirement compensation, Mr. King's unexercised and unvested 268,000 stock options were vested by the Board as of his retirement date. Mr. King also earned a bonus of $603,040 for the period July 1-December 31, 1999 and was granted a $400,000 retirement bonus for his many years of loyal service to Shareholders and the Company. During fiscal 2000, Mr. King also received compensation of $613,077 and the Company contributed $22,071matching funds to Mr. King's Company 401(k) and Deferred Compensation Plan accounts.

         In 1995 the Company adopted a Directors' Deferred Compensation Plan (the "Directors' Deferred Compensation Plan") for its outside Directors. This Plan allows the outside Directors to elect, in advance of the year, to defer receipt of all or part of their Director's fees in return for stock equivalent rights equal to the number of shares of Common Stock which he or she could have purchased at the full market price with the deferred fees. If a Director elects to defer 100% of his or her fees to be earned during an entire year, the Director is also entitled to additional stock equivalent rights at the full market price equal to 40% of the deferred fees. The deferred fees and any additional earned stock equivalent rights are contributed by the Company to a "rabbi trust". The trust purchases Common Stock in the open market as the Directors' fees are deferred and holds the Common Stock in the name of the Director participant. On termination of a Director's service from the Board for any reason, all stock equivalent rights earned by the Director under the Plan will be paid out to him or her by the trust in Common Stock held in his or her name. The Directors' Deferred Compensation Plan effectively replaced the directors' stock option feature of the Company's 1994 Stock Option Incentive Plan (the "1994 Plan"). For the Company's fiscal 2000, all outside Directors elected to defer receipt of 100% of their Board fees under the Directors' Deferred Compensation Plan. No director exercised stock options during the year.

         The Board respectfully requests Shareholders approve its Class I Board nominees and vote FOR this Proposal 1. Unless otherwise specified by the Shareholder, the Company intends to vote all proxies FOR re-election of Mr. King and Mr. Shortridge to serve as Class I directors of the Company for a term of three years and until their respective successors are elected and qualified. For your information, the proxies cannot be voted for a greater number of persons than the number of director nominees named in this Proxy Statement. In the event any of the Board's nominees refuses or is unable to serve as a director (which is not now anticipated), the persons acting as proxies for Shareholders at the Meeting reserve full discretion to vote for such other persons as may be nominated.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
               RE-ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.



PROPOSAL 2 - AMENDMENT OF THE COMPANY'S SECOND RESTATED CERTIFICATE OF INCORPORATION

Background

         The   Company's   Second   Restated    Certificate   of   Incorporation
("Certificate of Incorporation") presently provides that the Company is authorized to issue 200,000,000 shares of Common Stock. The Board of Directors recommends and proposes that the authorized Common Stock of the Company be increased from 200,000,000 to 500,000,000 shares and that the Certificate of Incorporation be amended to reflect this. The additional shares of Common Stock for which authorization is sought would be a part of the Company's existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now outstanding.

         As of September 15, 2000, of the 200,000,000 authorized shares of Common Stock there were XXXXXXX shares of Common Stock issued and outstanding. 118,732 of these shares were held by the Company as treasury stock. In addition, an aggregate of XXXXXXX shares are subject to issuance under the Company's Stock option plans. A further 10,225,858 shares of Common Stock are reserved for issuance to holders of the Company's 3% Convertible Subordinated Notes due 2007. Only XXXXX shares of Common Stock are available for issue.

Purpose of the Increase

         The Board recommends the increase in authorized Common Stock in order to have additional shares available for possible issuance in connection with such general corporate purposes as stock splits and stock dividends, issuance of shares for cash to raise equity capital, conversions of additional convertible securities, or in connection with business acquisitions, stock option plans, or other employee benefit plans which may be adopted in the future. The Board believes that additional authorized Common Stock will give the Company greater flexibility and may allow shares of Common Stock to be issued without the expense and delay of a Shareholders' meeting to authorize additional shares if and when the need arises. If the proposed amendment is adopted, the Company would be permitted to issue the authorized shares without further shareholder approval, except to the extent otherwise required (i) by law, (ii) by a securities exchange or association on which the Common Stock is listed or adopted at the time, or (iii) by the Second Restated Certificate of Incorporation. For your information, Shareholders do not have pre-emptive rights to subscribe for or purchase additional shares of the Company's Common Stock.

         The Board has no current plans, agreements or arrangement for the issuance of additional Common Stock, other than the purchase of shares pursuant to its employee and director stock option plans and conversion of Notes into Common Stock in accordance with the Company's 3% Convertible Subordinated Notes due 2007. For the sake of clarity, you should be aware, however, that the additional authorized shares would be available for issuance (subject to further shareholder approval only as noted above) at such times and for such proper corporate purposes as the Board may approve, including possible future financing and acquisition transactions. While the Board has no present plans in this regard, depending upon their nature and terms, such transactions could also enable the Board to make more difficult, or discourage an attempt, to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies issue warrants or other right to acquire additional shares to holders of common stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If Proposal 2 were adopted, more Common Stock of the Company would be available for such purposes than is currently available. Please understand that Management currently knows of no intent or plan on the part of any persons or entity to gain control of the Company, and Proposal 2 is not being recommended in response to any such intent or plan.

Amendment to the Second Restated Certificate of Incorporation

         If Proposal 2 is adopted, the Second Restated Certificate of Incorporation of SCI Systems, Inc., as in force and effect on the date of this Proxy Statement, will be amended by deleting Section (a) of Article FOURTH in its entirety and by substituting the following in its place:

                  "FOURTH. (a) The aggregate number of shares which the corporation shall have the authority to issue is Five Hundred Million (500,000,000) shares of common stock with par value of ten cents ($0.10) per share (hereinafter called the "Common Stock") and five hundred thousand (500,000) shares of Preferred stock without par value (hereinafter called the "Preferred Stock"). At every meeting of the stockholders, every holder of stock of the corporation, be it Common Stock or Preferred Stock, shall be entitled to one vote, in person or by proxy, for each share of Common Stock and the Preferred Stock shall vote together as one class unless otherwise expressly required by law."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE FOURTH, SECTION (A) FOR THE SECOND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 3 - APPROVAL OF THE SCI SYSTEMS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

Overview and Purpose

         The Company favors employee ownership of Company stock. It presently has an Employee Stock Purchase Plan for its U.S. employees according to which employees may purchase Company Common Stock at fair market value through a payroll deduction scheme. The existing plan is limited to U.S. employees and relatively few participate in the plan because it does not have features, which encourage participation. Management believes that a new plan which is available to all employees worldwide and containing more attractive features will significantly broaden employee participation, and has obtained Board approval for such a plan.

         The Board has authorized the Company to adopt a new SCI Systems 2000 Employee Stock Purchase Plan ("Stock Purchase Plan" or the "Plan") and to issue up to 500,000 shares of Company Common Stock under the Plan. The purpose of the Plan is to encourage employees to purchase Company's Common Stock. The Company believes this will incentivize employees to focus on long term Shareholder value, which is in the best long-term interest of all Shareholders. Under the Stock Purchase Plan all employees of the Company worldwide would be able to purchase Company common stock through a payroll deduction scheme at 85% of current market value. The Company intends to qualify the Stock Purchase Plan as an "employee stock purchase plan" under Section 423 of the U.S. Internal Revenue Code

         The following is a summary of the significant terms of the Stock Purchase Plan. For a more detailed understanding of the Plan, please read the Plan documents, copies of which are available from the Company upon request by either emailing the Company at its website "investor.relations@sci.com", or calling its 800 number ---- 1-800-283-3290.

Eligibility

       All full time employees of the Company and its worldwide subsidiaries are eligible to participate in the Stock Purchase Plan. Part time employees (those employed by the Company for 20 hours per week or less, or for five months of the year or less) or who own more than 5% of the Company's common stock are not eligible. As of July 2000, the Company had approximately 32,270 employees eligible to participate in the Stock Purchase Plan.

Available Shares

       The Company has reserved 500,000 shares of Common Stock for issuance to its worldwide employees under the Stock Purchase Plan.

  Terms of the Stock Purchase Plan

       Eligible employees who elect to participate in the Stock Purchase Plan will authorize payroll deductions to be made during three-month offering periods. The amount of payroll deductions may not exceed 10% of the employee's base pay and cannot be less than 1% of the employee's base pay for any payroll period. At the end of each three-month offering period, the accumulated payroll deductions for all employees will be used to purchase stock at a price equal to 85% of the lesser of (i) the fair market value of the Common Stock on the first business day of the offering period or (ii) the fair market value on the last business day of the offering period. This is a further incentive for employees to participate in the Stock Purchase Plan and is a feature of many similar stock purchase plans.

         No employee is permitted to purchase stock under the Stock Purchase Plan (or any other Company benefit plan which qualifies under Section 423 of the U.S. Internal Revenue Code) in excess of $25,000 of the fair market value of stock during each calendar year.

Certain Reorganizations

       The Stock Purchase Plan provides for an adjustment by the Compensation Committee of the Board (the "Committee") of the number and kind of shares available for purchase, the number and kind of shares which may be purchased under the Stock Purchase Plan and for adjustment of the purchase price to reflect a change in the Company's capital structure due to recapitalization, reclassification, stock split, combination of shares or distribution of stock dividends. The Committee may, in its discretion, substitute, terminate, adjust or accelerate the purchase rights under the Stock Purchase Plan in the case of a reorganization of the Company or a tender offer for shares of the Company's common stock.

Amendment or Termination

       The Board of Directors may terminate or amend the Stock Purchase Plan without Shareholder approval. However, the Board may condition any termination or amendment on Shareholder approval if it determines that Shareholder approval is preferred or necessary under tax, securities or other laws. The Board's action may not adversely affect the rights of an employee with respect to Common Stock previously acquired under the Stock Purchase Plan.

Federal Tax Consequences

       If a participant does not sell or otherwise dispose of shares of common stock purchased under the Plan until the end of the period that lasts two years after the date on which the options were granted (for tax purposes, the right to buy stock under the Stock Purchase Plan is considered an option) and one year from the date the shares are purchased, the participant will not realize taxable income upon the granting of the option to purchase shares or upon the actual purchase of the shares. Upon a disposition after this period, or upon the participant's death at any time (even if within the period described above) while owning the shares, the gain or loss on the shares will be treated as capital gain or loss, provided that the participant will realize ordinary income equal to the lesser of (i) 15% of the fair market value of the shares on the date the shares were purchased, or (ii) the excess of the fair market value of the shares at the time the shares were sold (or at the time of the participant's death) over the purchase price of the shares. If the participant holds the shares for the required period, the Company will not be entitled to a deduction for federal income tax purposes with respect to the purchase of the shares or the subsequent disposition of the shares.

       If a participant sells or otherwise disposes of shares prior to the expiration of the period described above, the participant will realize ordinary income in the year of the sale in an amount equal to the excess of the fair market value at the time the shares were purchased over the purchase price. This amount generally will be deductible by the Company in the year in which the disposition occurs. The excess, if any, of the amount realized by the participant upon the sale of the shares over the fair market value of the shares on the date of purchase will be treated as a capital gain. If the amount realized is less than the fair market value of the shares on the date of purchase, the difference will be treated as a capital loss.

Benefits to Named Executive Officers and Others

         It is not possible to determine the number of shares or the value of shares that may be purchased by any person under the Stock Purchase Plan because the decision to participate in the plan is solely the employee's, and the prices at which common stock will be purchased will be determined in the future.

Shareholder Approval

         The Board of Directors seeks Shareholder approval of the Stock Purchase Plan because approval is required under the Internal Revenue Code as a condition to favorable tax treatment for options granted under the Stock Purchase Plan. Approval of the Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL
          TO APPROVE THE SCI SYSTEMS 2000 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3 - ADOPTION OF THE SCI SYSTEMS 2000 STOCK INCENTIVE PLAN

Overview and Purpose.

         The Company presently has its 1994 Employee Stock Option Incentive Plan. However, only 1,646,200 shares of Common Stock were available for grant under that Plan as of June 30, 2000. Moreover, under the Plan option awards may only be granted to Company officers and directors. The Company believes that to enhance its overall competitiveness in the market place its stock option plan needs to be broader based and available to middle managers and key employees, and provide for additional forms of employee incentives.

         On July 19, 2000, the Board approved Management's request to adopt the SCI Systems 2000 Stock Incentive Plan (the "Plan"). The Plan provides the Company with much needed flexibility to grant several forms of equity-based compensation to additional levels of employees and to directors, officers and consultants of the Company. The Plan reserves 7,500,000 shares of Common Stock for issuance to Plan participants.

          The Plan (i) prohibits repricing of stock incentives, (ii) limits incentive awards granted to an individual in any 12 month period to 500,000 shares of Common Stock, (iii) limits stock awards granted during the life of the Plan to 750,000 shares of Common Stock, and (iv) prohibits awards of stock incentives below fair market value.

         The purpose of the Plan is to: (i) incentivize individual efforts toward the Company's long-term growth and profitability; (ii) encourage stock ownership by employees, officers, directors and consultants by allowing them to obtain shares of Common Stock, or to receive compensation based on appreciation in the value of the Common Stock; and (iii) provide a means of obtaining, rewarding, and retaining key personnel. The Company has reserved 7,500,000 shares of Common Stock for issuance under the Plan. Of the total number of shares reserved, however, only 750,000 may be issued for stock awards (including restricted stock grants) under the Plan. The Company has not yet made any awards under the Plan pending Shareholder approval.

Summary of the Plan

         The following is a summary description of the key features of the Plan. For a more detailed understanding of the Plan, please read the Plan documents, copies of which are available from the Company upon request by emailing the Company's website "www.investor.relations@sci.com", or calling its 800 number --- 1-800-283-3290.

         Terms of the Plan. Benefits bestowed under the Plan are referred to as "awards". Awards are typically "granted" under the Plan to Plan participants (employees, officers, directors, and consultants). The nature, terms, and conditions of all awards under the Plan will be determined by the Compensation Committee of the Board of Directors (the "Committee"). All members of the Committee are non-employee outside directors selected by the Board at large. No member of the Committee is also an officer or employee of the Company. The current members of the Committee are Messrs. Callaway and Tod and Ms. Ward.

         The Plan allows the Committee to make awards of Common Stock, incentive or nonqualified stock options, stock appreciation rights ("SARs"), dividend equivalent rights, performance unit awards, and phantom shares (these are collectively referred to as "Stock Incentives") under the following terms and conditions:

         Terms and Conditions of Stock Incentives. The Committee will determine the number of shares of Common Stock granted as Stock Incentives. Each Stock Incentive will be evidenced by a either a Stock Incentive Agreement (for a grant to an individual) or a Stock Incentive Program (for grants to several individuals). In each case the Agreement or Program will contain the terms, conditions and restrictions for the Stock Incentives as the Committee believes is appropriate. Although the Committee has the authority to do otherwise, Stock Incentives are generally not transferable or assignable to anyone except through an individual's will or by the laws governing the passing of assets to descendants. Stock Incentives may only be "exercised" by the individual recipient during his or her lifetime, or by the recipient's legal representative in the event of the recipient's death or disability.

         The maximum number of shares of Common Stock granted to an individual as Stock Incentives during any one-year period may not exceed 500,000. An annual limit is necessary to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as it has been amended (the "Code"), and the Code's regulations governing performance-based compensation. In addition, at the discretion of the Committee, the Committee may make payment or vesting of Stock Incentives conditional upon the achievement by the individual of what is referred to as Performance Goals. Performance Goals include, but are not necessarily limited to the following: increases in the fair market value of the Company's Common Stock, increases in earnings per share, increased return to stockholders (including dividends), increased return on equity and earnings, increases in revenues, and on such other items as earnings before interest, taxes and depreciation, operating income, net income, return on assets, economic value added, cash flows, market share, cost reduction goals, or any combination of thereof. The Committee may establish Performance Goals on a Company-wide basis or tie them to performance of a division, an affiliate of the Company, a department or a Company function. In its discretion, the Committee can modify a Performance Goal if it determines that the Performance Goal is no longer suitable, unless the modification would affect the status of the Stock Incentive as performance based compensation under Section 162(m) of the Code. All Performance Goals applicable to a specific Stock Incentive will be set forth in a Stock Incentive Agreement.

         Prohibition on Repricing. The Plan prohibits the repricing of stock options or stock appreciation rights. That is, the Plan does not allow the Committee to grant new stock options or stock appreciation rights in exchange for stock options or stock appreciation rights which were previously granted at a higher exercise price or a higher base amount on which the stock appreciation right is calculated. The Plan also prohibits the Committee from modifying an outstanding option or stock appreciation right to lower the exercise price or base amount, except in connection with certain changes in the Company's capitalization, as explained below in "Changes in Capitalization".

         Stock Awards. Only 750,000 shares of Common Stock under the Plan may be granted as Stock Awards. The Committee will determine the number of shares of Common Stock granted under a Stock Award and the restrictions or conditions on such shares, including Performance Goals (if any). The Committee may also require a cash payment from the recipient in an amount no greater than the aggregate Fair Market Value (as that term is defined in the Plan) of the shares of Common Stock awarded, as determined at the date of the grant.

         Stock Options. Stock Options may be either incentive stock options as described in Section 422 of the Code, or nonqualified stock options. The exercise price of each option will be determined by the Committee and set forth in a Stock Incentive Agreement. However, the exercise price of an option may not be less than the Fair Market Value of the Common Stock on the date the option is granted (that is, no discounted options), or it can be the Fair Market Value on the date of the individual's hire except if the individual is the Chief
Executive Officer and the four other highest paid officers in the Company, referred to as Named Executive Officers. For Named Executive Officers, the options must be granted at the Fair Market Value on the date the options are granted to them.

         Regarding incentive stock options granted to beneficial owners of over 10% of the Company's outstanding Common Stock ("10% Owners"), the exercise price may not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted. In addition, incentive stock options granted to 10% Owners will expire five years after the date they are granted. All other incentive stock options will expire ten years after the date of grant.

         The exercise price of each stock option granted may be paid in cash or, if the Participant's agreement allows it, in shares previously owned by the Participant, by any combination of shares and cash, or by means of a "cashless exercise" through a broker. The term or exercise period of a nonqualified stock option will be set forth in its stock option agreement. The term or exercise period of incentive stock options, or any portion thereof, will expire no later than three months after the date the employee terminates his / her employment with the Company, except that in the case of the stock option recipient's death or disability, this period will be extended to one year. An incentive stock option agreement may, however, provide that the exercise period will continue after the expiration of the three month period in the case of termination of employment, or the one year period in the case of death or disability. If the option is exercised in these extended periods, it will be considered a nonqualified stock option. The Committee may also condition the terms of a Stock Option to attainment of Performance Goals.

         Stock Appreciation Rights. Stock Appreciation Rights (SARs) entitle the recipient to receive the excess of: (i) the Fair Market Value of a specified or determinable number of shares of Common Stock at the time of payment or exercise over (ii) a specified or determinable price that, in the case of a SAR granted in connection with an option, may not be less than the exercise price for the number of shares subject to that option. When a SAR becomes due, the Company must pay the recipient the increase in value (if any) in cash or shares of Common Stock (valued at Fair Market Value on the date of payment or exercise) in accordance with the terms of the individual's Stock Incentive Agreement. If the Agreement does not specify the form of payment, the Committee will determine the form. Each SAR will be exercisable, or payable, at time(s), or upon the occurrence of event(s), in amount(s), and subject to Performance Goals determined by the Committee and set forth in the applicable Stock Incentive Agreement. However, the Committee may accelerate the time(s) at which the SAR may be exercised or paid (in whole or part) at any time prior to the SAR's termination.

         Dividend Equivalent Rights. A dividend equivalent right entitles the recipient to receive payments from the Company in an amount determined by reference to cash dividends paid on a specified number of shares of Common Stock. The Committee may impose such restrictions and conditions, including Performance Goals, on any dividend equivalent right as it determines. The Company may pay dividend equivalent rights in cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with the specific payment provisions determined by the Committee.

         Performance Unit Awards. A performance unit award entitles the recipient to receive an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee, at a specified future date. When the Committee grants the performance units it will determine the face value of each unit, the number of units subject to the award, the performance factors applicable to the payment value of the award (including Performance Goals), and the period over which the Company's performance will be measured. The Company may pay the holders of performance unit awards in cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with specific payment provisions determined by the Committee.

         Phantom Shares. Phantom shares entitle the recipient to receive an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Common Stock at the end of a specified period. When the Committee grants phantom shares it will determine the factors that will govern the amounts to be paid and any performance criteria that must be satisfied as a condition to payment, including Performance Goals. The Company may pay the holders of phantom shares in cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with specific payment provisions determined by the Committee.

         Termination and Amendment of the Plan. The Board of Directors may amend or terminate the Plan without stockholder approval at any time. However, the Board may condition any amendment on stockholder approval if stockholder approval is necessary or advisable with respect to tax, securities or other applicable laws. No termination or amendment of the Plan may adversely affect the rights of a holder under the terms of that Stock Incentive Plan without the consent of the holder.

         Changes in Capitalization. The Plan provides for adjustment of (i) the number of shares of Common Stock reserved and subject to awards issued pursuant to the Plan, (ii) the maximum number of shares subject to Stock Awards under the Plan, (iii) the maximum number of shares that can be subject to Stock Incentives granted to any individual during any year, and (iv) the exercise price of options granted under the Plan, in the event of (x) any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or (y) the payment of a stock dividend in shares of Common Stock, or (z) any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company. In the event of a merger, consolidation or other reorganization of the Company or a tender offer for its shares of Common Stock, under the Plan the Committee may take such action as it deems necessary or appropriate to reflect the effect of the applicable transaction on the Stock Incentives, including but not limited to: (i) the substitution, adjustment or acceleration of awards; (ii) the removal of restrictions on awards; or (iii) the termination of outstanding awards in exchange for the cash value of the vested portion of the award.

         Federal Income Tax Consequences. The following discussion outlines generally the federal income tax consequences of the receipt of options under the Plan. Individual circumstances may vary these results. If the recipient is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), special rules may apply to determine the federal income tax consequences of certain option exercises.

         (a) Incentive Stock Options: The recipient of an incentive stock option is not subject to any federal income tax upon grant of an incentive option under the Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, a recipient will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Common Stock to the recipient. However, the excess of the Fair Market Value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the recipient for the year in which the option is exercised. Thus, certain recipients may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules under the Code.

         If the shares of Common Stock received by exercising an incentive stock option are disposed of within two years from the date the option was granted, or within one year from the date the option is exercised, the recipient generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the Fair Market Value of the shares transferred upon exercise over the exercise price for such shares. The balance, if any, of the recipient's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the recipient, if the Company satisfies the applicable federal income tax withholding requirements.

         If the shares of Common Stock received by exercising an incentive stock option are disposed of after the holding periods have been satisfied, the disposition will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of disposition of such shares after these holding periods have been satisfied.

         (b) Nonqualified Options: A recipient will not recognize income upon the grant of a nonqualified option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the Fair Market Value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will be entitled to a corresponding deduction.

         Depending upon the period for which shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the Fair Market Value of such shares when the nonqualified option was exercised. Special rules apply to a participant who exercises a nonqualified option by paying the exercise price in whole or in part by a transfer of shares of Common Stock to the Company.

Shareholder Approval

         In addition to the reasons stated at the beginning of this Proposal, the Board of Directors seeks Shareholder approval because such approval is required under the Internal Revenue Code as a condition to favorable tax treatment by the Company for incentive stock options granted pursuant to the Plan. The Board also seeks approval to qualify certain of the grants under the Plan as performance based compensation under Section 162(m) of the Internal Revenue Code to preserve the Company's federal tax deduction for these grants. The Board believes that preserving the Company's federal tax deduction for these grants is in the best interest of Company Shareholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THE PROPOSAL TO APPROVE THE SCI SYSTEMS 2000 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5 - APPROVAL OF SCI SYSTEMS SENIOR OFFICER 2000 INCENTIVE COMPENSATION
             PLAN

Overview and Purpose

         The Board of Directors recommends adoption of the SCI Systems 2000 Senior Officer Incentive Compensation Plan (the "Senior Officer Incentive Compensation Plan" or "Plan"). The Plan is intended to recruit and retain highly qualified executives and other employees by providing them with incentive based compensation based on the achievement of performance goals. The Plan is also designed to align employees' compensation with shareholder value.

          The Plan has been designed to meet the performance-based exception to the $1 million limitation of deductible executive compensation under Section 162(m) of the U.S. Internal Revenue Code ("Code"). The Board of Directors has determined that it is in the best interest of the Company and its Shareholders to seek Shareholder approval of the Plan in view of the tax provisions contained in Section 162(m) of the Code. To qualify for the performance-based exception to
Section 162(m), the specific terms of the performance-based compensation awarded to the officer or key employee must be disclosed to and approved by Company Shareholders. Your approval of Plan is sought in order that awards granted under the Plan would not count towards the $1 million deductible compensation limit under Section 162(m).

How the Plan Works

         The Compensation Committee of the Board of Directors (the "Committee") administers the Plan. The Committee is made up entirely of non-employee, outside Directors and determines the recipients and amount of awards under the Plan. The Compensation Committee also has the authority to interpret the Plan and make all determinations under the Plan.

         Each employee of the Company holding the position of Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer or
Executive Vice President is eligible to participate under the Plan. As of September 15, 2000, 6 officers are eligible for participation under the Plan.

         All payments under the Plan are based on attainment of certain performance measures established by the Committee. If the compensation is intended to be exempt from the $1 million limitation under Code Section 162, the performance measures will be established within the first 90 days of the period to which they relate. The performance measures are one or more of the following objective criteria: earnings per share, revenue growth rate, return on net assets (EBITDA divided by net assets) or any combination of the foregoing, which relate to the Company as a whole. The amount of any bonus award under the Plan is subject to reduction, not to exceed 25% of the award, based on qualitative factors established by the Committee from time to time.

         Payments under the Plan are made for a fiscal year period. The maximum payment that can be made to any one participant for a fiscal year is $4,500,000.

         After expiration of a fiscal year, the Committee will certify if the performance measures have been attained and if so, each participant who is employed with the Company on the last day of the applicable period will be entitled to a payment under the Plan in a predetermined amount, as established by the Committee. Participants who during the applicable period died or became disabled are entitled to a pro rated bonus for the applicable period. In the event of a change of control of the Company (as defined in the Plan), awards will be based on the achievement of the Company during the the twelve month period ending on the last day of the fiscal quarter immediately prior to the change of control against the performance measures and all incentive payments will be immediately due and payable.

Federal Income Tax Consequences of the Plan

         Cash payments to participants under the Plan will generally be taxable to the employee as ordinary income in the year payment is made to the employee. If the Company complies with the performance based exception to the $1 million limitation on deductible executive compensation, all cash payments under the plan will be deductible by the Company for federal income tax purposes, when paid.

         The board of directors of SCI unanimously recommends a vote "FOR" adoption and approval of the SCI SYSTEMS SENIOR OFFICER 2000 ANNUAL INCENTIVE COMPENSATION PLAN.

PROPOSAL 6 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

         Ernst & Young LLP has served as independent auditor for the Company since 1961. The Audit Committee of the Board believes that retention of the services of Ernst & Young LLP as independent auditor for the Company's fiscal year 2001 is in the best interests of the Company. The Committee has recommended that the Board select Ernst & Young LLP as company auditor for fiscal year 2001. Upon this recommendation, the Board of Directors has again selected Ernst & Young to audit the books and records of the Company for the fiscal year 2001.

         The Board of Directors proposes that Company Shareholders ratify its selection of Ernst & Young LLP as the Company's independent auditor at the Meeting. If Shareholders do not ratify this selection, the Board will consider selection of another firm as auditor. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to questions and to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST &
                   YOUNG LLP AS AUDITOR FOR FISCAL YEAR 2000.

SECTION 4 - Information Regarding Company Officer Compensation

                               EXECUTIVE OFFICERS

         Officers of the Company are elected by the Board annually and serve at the pleasure of the Board. Securities and Exchange Commission Regulations require that the Company provide Shareholders information regarding certain of its executive officers of the Company. This information is contained in the following Summary Compensation Table and other tables set forth in this Proxy Statement.

         Messrs. A. Eugene Sapp, Jr., Robert C. Bradshaw, and James E. Moylan are officers of SCI Systems, Inc. and/or of one or more of its subsidiaries; all other executive officers are officers of one or more Company subsidiaries.

         Mr. Sapp, age 64, has held various positions with the Company since 1962 and has been Chairman, CEO, and President since July 1, 2000; Mr. Sapp was CEO and President from July 1, 1999 to June 30, 2000; before that he was COO since prior to 1995.

         Mr. Robert C. Bradshaw, age 44, has been Chief Operating Officer of the Company since December 1999 when he joined the Company. Prior to joining the Company, Mr. Bradshaw was with Solectron Technology Inc., Eastern Region, from June 1998 to December 1999, first as Vice President and then as President. For several years prior to June 1998, Mr. Bradshaw held a series of executive positions with International Business Machines, the last being General Manager of its Charlotte, North Carolina Plant from 1997 to 1998.

         Mr. Peter M. Scheffler, age 48, joined the Company as Senior Vice President, Asian Division, in January 1994. From June 1993 to January 1994 Mr. Scheffler was Senior Director of Worldwide Manufacturing for Apple Computer, Inc. In July 1998 Mr. Scheffler was appointed Senior Vice President and Assistant to the President, and in June 1999 was elected Executive Vice President-Atlantic Group, the position he currently holds.

         Mr. James E. Moylan, age 49, joined the Company in November 1999 as Senior Vice President-Chief Financial Officer. Prior to joining the Company, Mr. Moylan held several positions with Sonat, Inc. and related companies in Birmingham, Alabama. From July 1997 to October 1999 Mr. Moylan was Senior Vice President and Chief Financial Officer of Sonat, and from April 1994 to July 1997 he was President of Southern Natural Gas Company.

         Mr. Bhawnesh C. Mathur, age 42, joined the Company in April 2000 as Senior Vice President-Supply Chain Management. Prior to joining the Company, Mr. Mathur held a series of increasingly responsible positions with International Business Machines, the most recent as Director of e-Business at IBM's Somers, Massachusetts Facility.

         Mr. David F. Jenkins, age 63, joined the Company in 1990 as Vice President. He was promoted to Senior Vice President, Western Division, in 1991 and continues in that position.

         Mr. Jerry F. Thomas, age 59, has held various positions with the Company since 1963. In September 1993 he was elected Senior Vice President, Central Region. In 1997 he was appointed Senior Vice President of the newly formed Computer Systems Division, and in April 1998 appointed Senior Vice President of the newly formed Technology Division, the position he currently holds.

         Mr. George J. King, age 44, has held various positions with the Company since 1978. In 1992 he was elected Vice President and in 1997 was promoted to Senior Vice President of the Southeastern Division and continues in that position. Mr. King is the son of Olin B. King, Chairman Emeritus of the Company.

         Mr. Charles N. Parks, age 44, joined the Company in 1988 as Vice President. In 1997 he was promoted to Senior Vice President of the Mexican Division and continues in that position.

         Mr. LeRoy H. Mackedanz, age 57, joined the Company in 1987. In 1989 he was elected Vice President and in 1997 was promoted to Senior Vice President of the Northeastern Division, and currently holds that position.

         Mr. W. David Rees, age 54, joined the Company in 1991 as a Program Manager and was promoted to European Marketing Manager in 1994. He was elected Vice President, Business Development, European Division, in 1996 and elected Senior Vice President, European Division, in January 1998. As a result of an April 1999 reorganization, Mr. Rees was appointed Senior Vice President-Northern European Division, the position he currently holds.

         Mr. Michael H. Missios, age 58, joined the Company in 1990 as Vice President, Peripherals and in April 1997 was promoted to First Vice President. In January 1998 he was promoted to Senior Vice President of the newly formed PC Division A, his current position.

         Mr. C. T. Chua, age 53, joined the Company in 1993 as Vice President. He was promoted to First Vice President in 1998 and to Senior Vice President, Asian Division in July 1999, his current position.

         Mr. James M. Ferguson, age 41, joined the Company in November 1995 as Plant Manager in Irvine, Scotland. In November 1996 Mr. Ferguson was elected Vice President, and in April 2000 was elected Senior Vice President-Southern European Division, his current position.

                             EXECUTIVE COMPENSATION

         U.S. Securities Exchange Commission regulations require that the Company provide Shareholders certain general information regarding its executives' compensation, and detailed information regarding compensation given the Company's five most highly paid officers. The following is the required information:

                           Summary Compensation Table

         The following table summarizes compensation given to the Company's five most highly compensated officers during the last three fiscal years:

                                                                                             Long Term
                                            Annual Compensation                              Compensation
Name and                                                                     Total           Securities          All Other
Principal                                                                   Annual           Underlying        Compensation
Position                   Year        Salary ($)      Bonus ($)(a)    Compensation ($)      Options (#)            ($)

A. Eugene Sapp, Jr.,       2000         777,308        1,967,350          2,744,658           200,000            27,983(b)
Chairman, President & CEO  1999         502,012          896,012          1,398,024            60,000            18,072(b)
                           1998         476,369          943,055          1,419,424            70,000            17,044(b)

Robert C. Bradshaw,        2000         233,545          417,121            650,666           400,000         1,500,000(a)
Chief Operating Officer    1999             -0-              -0-                -0-               -0-                  -0-
                           1998             -0-              -0-                -0-               -0-                  -0-

Peter M. Scheffler,        2000         343,106          205,396            548,501            60,000             7,898(b)
ExecutiveVice President-   1999         246,820          188,375            435,195            30,000             4,469(b)
Atlantic Group             1998         226,617           83,246            309,863            25,000           266,095(c)

James E. Moylan,           2000         290,000          110,701            400,801           100,000             1,198(b)
Senior Vice President-     1999             -0-              -0-                -0-               -0-                  -0-
Chief Financial Officer (d)1998             -0-              -0-                -0-               -0-                  -0-

Michael H. Missios,        2000         214,721          214,721            429,442            36,000             5,109(b)
Senior Vice President,     1999         201,365          173,706            346,456            20,000             4,832(b)
PC Division A              1998         174,639          185,000            359,639            15,000             4,177(b)

[FN]

Notes:
(a)      Amount represents an employment bonus.
(b) Amounts represent the Company's matching contributions to the Company's 401(k) and Deferred Compensation Plans. These Plans are available to all eligible employees.
(c) Amounts represent matching contributions of $2,874 to the Company's 401(k) and Deferred Compensation Plans, with the remainder representing foreign living and car allowances.
(d) Mr. Bradshaw began his employment with the Company in December 1999. Mr. Moylan joined the Company in November 1999. The compensation amounts presented represent wages earned and prorated annual performance bonus from initial date of employment through June 30, 2000.

                     Stock Option Grants in Fiscal Year 2000

         The following table sets forth information regarding stock options granted to the Company's five most highly compensated officers during fiscal year 2000 under the Company's 1994 Stock Option Incentive Plan (the "1994 Plan"):

                                                                                              Potential Realizable
                        Number of                                                               Value at Assumed
                        Securities       % of Total                                               Annual Rates of
                        Underlying     Options Granted to                                   Stock Price Appreciation
                        Options          Employees in    Exercise or Base     Expiration          for Option Term
Name                    Granted (#)      Fiscal Year       Price ($/SHE)         Date         5% ($)          10% ($)
A. Eugene Sapp, Jr.        XX                XX                 XX                XX            XX               XX
Robert C. Bradshaw         XX                XX                 XX                XX            XX               XX
Peter M. Scheffler         XX                XX                 XX                XX            XX               XX
James E. Moylan            XX                XX                 XX                XX            XX               XX
Michael H. Missios         XX                XX                 XX                XX            XX               XX


The assumed annual rates of appreciation of five and ten percent would result in the price of the Company's common stock increasing by $XX.XX and $XX.XX, respectively, by the end of the option term.

   Aggregated Option Exercises in Fiscal Year 2000 and Fiscal Year-End Option
                                     Values

         Prior to October 28,1994, the Company granted stock options to executive officers and other key employees under its Incentive Stock Option and NonQualified Stock Option Plans (the "Pre-1994 Plans"). Some of these stock options are still held by executive officers. After October 28, 1994 stock options were granted to executive officers under the 1994 Plan. The following table summarizes options exercised by the Company's five most highly compensated officers during fiscal year 2000 and presents the value of unexercised options held by them at the end of fiscal year 2000 under the Pre-1994 Plan and 1994
Plan:

                                                                       Number of
                                                                     Securities Underlying               Value of Unexercised
                            Shares                                   Unexercised Options                In-the-Money Options
                           Acquired        Value                   at Fiscal Year End (#)              At Fiscal Year End ($)
Name                  on Exercise (#)  Realized($)              Exercisable  Unexercisable           Exercisable Unexercisable
A. Eugene Sapp, Jr.           XXX          XXX                     XXX           XXX                    XXX          XXX
Robert C. Bradshaw            XXX          XXX                     XXX           XXX                    XXX          XXX
Peter M. Scheffler            XXX          XXX                     XXX           XXX                    XXX          XXX
James E. Moylan               XXX          XXX                     XXX           XXX                    XXX          XXX
Michael H. Missios            XXX          XXX                     XXX           XXX                    XXX          XXX


                          Supplemental Retirement Plan

         The Company's Supplemental Retirement Plan ("SRP") is a noncontributory, defined benefit pension plan which provides fixed benefits to members upon their retirement, death, or termination of employment after at least 5 years of service with the Company or its subsidiaries. The SRP is sponsored by SCI Systems (Alabama), Inc. (the "Plan Sponsor"), a wholly owned subsidiary of the Company.

         All employees of the Plan Sponsor and its participating affiliate companies, which are mostly the Company's U.S. subsidiaries, are eligible to participate in the SRP. The SRP provides for a benefit accrual each year for up to 35 years equal to 1% of employee compensation in excess of $10,000 and, as of January 1, 1989, 1/2% of the first $10,000. The employee compensation covered by the SRP is the employee's total compensation that would be subject to Social Security taxes as actually paid to the employee during a calendar year, but excluding supplemental compensation awards, subject to a limitation beginning January 1, 1989. Compensation deferred by participants under the Company's Deferred Compensation Plan is not included as part of the employee covered compensation in the year of deferral.

         Based on past years' compensation covered by the SRP, and assuming normal retirement age and a 5.5% annual increase in covered compensation from calendar year 2000 until retirement, the estimated annual benefits payable upon retirement to the Company's five most highly compensated officers are as follows: Mr. Sapp, $35,514; Mr. Bradshaw, $50,533; Mr. Scheffler, $42,113; Mr. Moylan, $34,663; and Mr. Missios, $23,819. These estimated benefits are subject to the maximum benefit limitations of section 415 of the U.S. Internal Revenue Code of 1986 (the "Code"). These benefits do not reflect the maximum limitation on includable employee compensation under Code section 401(a)(17) effective for plan years beginning in 1989. The maximum limitation in calendar year 2000 is $170,000, which is subject to the cost of living increases published by the Secretary of the Treasury.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") consists of three Directors who are neither employees nor officers of the Company. Each year the Committee reviews the Company's executive compensation program and policies and sets the compensation of the Company's officers. The Committee's recommendations of compensation for the Chief Executive Officer and the other officers are reviewed with and approved by all the non-employee directors, who make up a majority of the Board.

         The Committee's overall policy regarding compensation of the Company's officers is to provide competitive salary levels and compensation incentives (i) that attract and retain individuals of outstanding ability; (ii) that recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size and quality; and (iii) that support both the short-term and long-term goals of the Company.

         The executive compensation program includes three elements which, taken together, in the opinion of the Committee are a flexible and balanced method of establishing total compensation for Company management. These three elements are base salary, annual incentive awards in the form of annual cash bonuses, and long-term incentive awards in the form of stock option grants. These three elements are discussed briefly below:

         Base Salaries: The Committee annually reviews and establishes base salaries for all Company officers. Individual salaries are determined by the Committee's assessment of the individual's experience level, the scope and complexity of the position held, and the salaries being paid for similar positions in the industry based upon the Company's knowledge of competitive salaries in the marketplace.

         Annual Incentive Program: The goal of the annual incentive, or bonus, program is to place a significant portion of the officers' and senior managers' cash compensation at risk to encourage and reward a continued high level of performance each year. Individual incentive amounts are determined by the Committee generally based upon profitability of the individual's business unit and his or her organizational responsibility.

         The CEO and COO do not participate in the same annual incentive program as other Company officers. Annual incentive compensation for Mr. Sapp, Chairman, President and CEO, and Mr. Bradshaw, COO, is granted pursuant to the Company's Senior Executive Officer Annual Incentive Plan and is based upon the Company's annual profits. This incentive compensation has been set for several years at 1% of the Company's annual net income for the CEO and .65% of annual net income for the COO.

         Long-term  Incentive  Program:  Stock  options  are the  basis  for the
Company's  long-term  incentive  program.  The  Company's  stock  option  grants generally are made at market value at the date of grant and vest over a five-year period. This program links officer compensation to long-term shareholder value and focuses management attention on Company performance over a period longer than one year. Stock options are also granted to encourage and facilitate personal stock ownership by the officers and to strengthen their personal commitment to the Company and lengthen their perspective. The Committee's policy is to grant stock option awards annually, based both upon individual performance and the potential for the officer to contribute to the future success of the Company.

         The Committee believes that the three programs described above provide compensation that is competitive with the levels paid by major competitors in the industry; effectively links officer and shareholder interests through equity-based plans; and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged. The Total Annual Compensation for the Chairman-CEO and President-COO for the last several years generally followed overall Company performance.

         Chief Executive Officer Compensation: In determining Mr. Sapp's base salary, annual bonus, and stock option grant in fiscal year 2000, the Committee considered the Company's overall performance and Mr. Sapp's individual performance by the same methods described above for Company officer compensation. The Committee also considered compensation granted to chief executive officers of other companies in similar industries, as well as incentives for future performance. The Committee believes that Mr. Sapp's total compensation as Chief Executive Officer appropriately reflects his performance and, in turn, that of the Company in fiscal year 2000, which were excellent.

         The Committee does not believe that the compensation of any Company officer is likely to exceed the nonperformance based $1 million threshold limit of Section 162 (m) of the Internal Revenue Code.

         This Report is respectfully submitted by the Compensation Committee of the Company's Board of Directors:

                                                  Howard H. Callaway, Chairman
                                                  G. Robert Tod
                                                  Jackie M. Ward

                AUDIT COMMITTEE REPORT, CHARTER AND INDEPENDENCE

         Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Company's 2000 audited financial statements:

         The Committee has reviewed and discussed the Company's 2000 audited financial statements with the Company's management;

         The Committee has discussed with the independent auditors (Ernst & Young LLP) the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's financial statements;

         The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

         Based on review and discussions of the Company's 2000 audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2000 audited financial statements be included in the Company's Annual Report on Form 10-K.

         This Report is respectfully submitted by the Audit Committee of the Company's Board of Directors:

                                                  Howard H. Callaway
                                                  William E. Fruhan
                                                  G. Robert Tod

         Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee charter annually.

         Independence of Audit Committee Members. The Company's Audit Committee is comprised of Messrs. Callaway, Fruhan and Tod. Each of these members meets the requirements for independence promulgated by the New York Stock Exchange.


SECTION 5: COMPANY Stock Performance

                                PERFORMANCE GRAPH

         The following graph sets forth a comparison of the cumulative total Company shareholder return with those of the Dow Jones Industrial Average ("DJIA") and the Computer Hardware Subsector of the Chase Hambrecht & Quist Technology Index ("H&Q Comp Hdw"). Total shareholder return was determined by converting the closing price of a share of SCI Common Stock ("SCI") at the beginning of the measurement period (June 30, 1995) to a base amount ($100.00). Cumulative return for each subsequent quarter-end (assuming reinvestment of all dividends into additional shares) was measured as a change from the closing price at the beginning of the measurement period and plotted. The graph assumes $100.00 was invested on June 30, 1995 in the Company's Common Stock, in the DJIA, and in the Chase H&Q Comp Hdw companies.

                                 [INSERT CHART]


Comparative Five-Year Total Returns

SCI Systems, Inc., Dow Jones Industrial Average, and Chase Hambrecht & Quist ComputerHardware Subsector
(Normalized) Stock Performance Graph

SECTION 6: COMPLIANCE WITH SECTION 16(a) OF THE U.S. SECURITIES EXCHANGE ACT OF
           1934


         Section 16(a) of the U.S. Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on transactions reported to the Company and review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no forms were required, the Company believes that during the year ended June 30, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met.

SECTION 7: GENERAL

         Any Shareholder of the Company who wishes to submit a proposal at the Company's year 2001 annual meeting of Shareholders, and desires that the proposal be considered for inclusion in the Company's proxy materials, should provide a written copy of the proposal to the management of the Company at its principal executive office, attention Corporate Secretary, not later than May 29, 2001. In doing so, the Shareholder must comply with the rules of the U.S. Securities and Exchange Commission relating to Shareholder proposals. Proxies solicited by the Company for its year 2001 annual meeting will grant discretionary authority to the Proxies to vote or not vote on any Shareholder Proposal if the Company has not received notice of the proposal by August 11, 2001.

         The cost of preparing and mailing the proxies, the accompanying notices and Proxy Statements, and all costs in connection with solicitation of proxies will be paid by the Company. In addition to solicitation by use of the mail, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or other electronic methods, or personal interview without additional compensation. The Company has also retained D.F. King & Co., Inc. to provide routine advice and services for proxy solicitation for an annual fee of $7,500. The Company may also request brokerage houses and custodians, nominees, and fiduciaries to forward soliciting material to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses.

         As of the date of this Proxy Statement, Management does not know of any other matters to be presented at the Meeting for action by Shareholders. However, if any other matters requiring a vote of the Shareholders arise at the Meeting, the Company intends that votes held by proxy will be voted with respect to such matters according to the best judgment of the persons acting under the proxies.

         If you cannot be present at the Meeting in person, you are respectfully requested to date, sign and mail the enclosed proxy card promptly, or vote by telephone or over the Internet. The Company has enclosed a return envelope for your convenience. No postage is required if the envelope is mailed in the U.S.

By Order of the Board of Directors.


                                                  ------------------------------


                                                  Michael M. Sullivan
                                                  Secretary

Huntsville, Alabama
September 25, 2000

                                SCI SYSTEMS,INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCI SYSTEMS,INC.
        FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2000


     Please take notice that the fiscal year 2000 Annual Meeting of Shareholders of SCI Systems,Inc.,a Delaware corporation,will be held at 10:00 A.M.,Eastern Daylight Savings Time,on Friday,October 27,2000,at The Ritz- Carlton Hotel (Buckhead),3434 Peachtree Street,N.E.,Atlanta,Georgia 30326 (the "Meeting "),for the purposes listed on the reverse side.

     The Board of Directors has fixed the close of business on September 15,2000 as the Record Date to determine shareholders entitled to vote at the Meeting and any adjournment or postponement of the Meeting.

     You are cordially invited to attend the Meeting. If you cannot attend in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please vote your shares (i)by dating, signing,and mailing the enclosed proxy,(ii)by voting over the Internet using the instructions on the enclosed proxy card,or (iii)by voting by calling the 800 number listed on the proxy card.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE.

     Please sign exactly as name appears hereon.Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

SCI Systems, Inc.
PROXY SERVICES
P.O.BOX 9112
FARMINGDALE,NY 11735


VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site.You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage- paid envelope we've provided or return to SCI Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DETACH AND RETURN THIS PORTION ONLY


SCI SYSTEMS INC.

 Vote On  Directors

 1.To elect two Class I Directors to serve       For  Withhold  For All    To withhold authority to vote, mark  "For All Except"
   for a term of three years:                    All    All      Except    and write the  nominee's  number on  the line  below.
   01)Olin  B.  King
   02)Wayne Shortridge                                                     ___________________________________________________


Vote On Proposals                                                                                   For    Against   Abstain

2.To increase the authorized shares of the Company to 500,000,000;

3.To approve the Company's 2000 Stock Incentive Plan;

4.To approve the Company's 2000 Stock Purchase Plan;

5.To approve the Company's Senior Officer 2000 Incentive Compensation Plan; and

6.To ratify the selection of Ernst & Young LLP as the Company 's independent auditor for fiscal year 2001.








Signature[PLEASE SIGN WITHIN BOX]   Date                       Signature(Joint Owners)             Date


       Notice to Participants in the SCI Systems,Inc.401(k)/Savings Plan

Dear Plan Participant:

     We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems 401 (k)/Savings Plant (the "Plan ").

     The Annual Meeting of Shareholders of SCI Systems,Inc.("SCI ")is scheduled to be held on October 27, 2000. Enclosed are the 2000 Annual Report and proxy materials which are being distributed in connection with SCI 's Annual Meeting. As an owner of SCI Common Stock through the Plan, you are entitled to direct the Trustee to vote your shares on all proposals presented in Management's Proxy statement.

     Enclosed is a voting instruction form which will enable you to vote your shares. If you wish to direct the vote of your shares, please mark the appropriate boxes on the voting instruction form,then sign,date and mail the instruction card in the return envelope provided.Please mail the card in time to be received no later than Wednesday, October 25, 2000.

     You are encouraged to read the enclosed materials carefully and to exercise your right to vote. We make no recommendation on how you should vote your shares.All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

     Please be aware that your shares will not be voted in the following instances:(1)If you do not return the voting instruction form,to be received no later than Wednesday, October 25,2000;(2)if your instruction form is not signed exactly as your name appears on it;or (3)if you return a properly signed instruction card but no direction is given as to the vote of your shares.



                                            Fidelity Management Trust Company



                                SCI SYSTEMS,INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCI SYSTEMS,INC.
        FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2000

     Please take notice that the fiscal year 2000 Annual Meeting of Shareholders of SCI Systems,Inc.,a Delaware corporation,will be held at 10:00 A.M.,Eastern Daylight Savings Time,on Friday,October 27,2000,at The Ritz- Carlton Hotel (Buckhead),3434 Peachtree Street,N.E.,Atlanta,Georgia 30326 (the "Meeting "),for the purposes listed on the reverse side.

     The Board of Directors has fixed the close of business on September 15,2000 as the Record Date to determine shareholders entitled to vote at the Meeting and any adjournment or postponement of the Meeting.

     You are cordially invited to attend the Meeting.If you cannot attend in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please vote your shares (i)by dating, signing,and mailing the enclosed proxy,(ii)by voting over the Internet using the instructions on the enclosed proxy card,or (iii)by voting by calling the 800 number listed on the proxy card.

     When properly executed,this proxy will be voted in the manner directed herein by the undersigned shareholder(s).IF NO DIRECTION IS GIVEN,THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE.

     Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

SCI SYSTEMS INC.
C/O PROXY SERVICES
P.O.BOX 9112
FARMINGDALE,NY 11735


VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions.Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site.You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage- paid envelope we've provided or return to SCI Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DETACH AND RETURN THIS PORTION ONLY


SCI SYSTEMS INC.

 Vote On  Directors

 1.To elect two Class I Directors to serve       For  Withhold  For All    To withhold authority to vote, mark  "For All Except"
   for a term of three years:                    All    All      Except    and write the  nominee's  number on  the line  below.
   01)Olin  B.  King
   02)Wayne Shortridge                                                     ___________________________________________________


Vote On Proposals                                                                                   For    Against   Abstain

2.To increase the authorized shares of the Company to 500,000,000;

3.To approve the Company's 2000 Stock Incentive Plan;

4.To approve the Company's 2000 Stock Purchase Plan;

5.To approve the Company's Senior Officer 2000 Incentive Compensation Plan; and

6.To ratify the selection of Ernst & Young LLP as the Company 's independent auditor for fiscal year 2001.







Signature[PLEASE SIGN WITHIN BOX]   Date                       Signature(Joint Owners)             Date


       Notice to Participants in the SCI Systems,Inc.Stock Purchase Plan


Dear Plan Participant:

     We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems Stock Purchase Plan (the "Plan ").

     The Annual Meeting of Shareholders of SCI Systems,Inc.("SCI ")is scheduled to be held on October 27,2000. Enclosed are the 2000 Annual Report and proxy materials which are being distributed in connection with SCI 's Annual Meeting.As an owner of SCI Common Stock through the Plan, you are entitled to direct the Trustee to vote your shares on all proposals presented in Management's Proxy statement.

     Enclosed is a voting instruction form which will enable you to vote your shares.If you wish to direct the vote of your shares,please mark the appropriate boxes on the voting instruction form,then sign,date and mail the instruction card in the return envelope provided.Please mail the card in time to be received no later than Wednesday, October 25, 2000.

     You are encouraged to read the enclosed materials carefully and to exercise your right to vote. We make no recommendation on how you should vote your shares. All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

     Please be aware that your shares will not be voted in the following instances:(1)If you do not return the voting instruction form,to be received no later than Wednesday, October 25,2000;(2)if your instruction form is not signed exactly as your name appears on it;or (3)if you return a properly signed instruction card but no direction is given as to the vote of your shares.

                                            Merrill Lynch



                                SCI SYSTEMS,INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCI SYSTEMS,INC.
       FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2000


     Please take notice that the fiscal year 2000 Annual Meeting of Shareholders of SCI Systems,Inc.,a Delaware corporation,will be held at 10:00 A.M.,Eastern Daylight Savings Time,on Friday,October 27,2000,at The Ritz- Carlton Hotel (Buckhead),3434 Peachtree Street,N.E.,Atlanta,Georgia 30326 (the "Meeting "),for the purposes listed on the reverse side.

     The Board of Directors has fixed the close of business on September 15,2000 as the Record Date to determine shareholders entitled to vote at the Meeting and any adjournment or postponement of the Meeting.

     You are cordially invited to attend the Meeting. If you cannot attend in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please vote your shares (i)by dating, signing,and mailing the enclosed proxy,(ii)by voting over the Internet using the instructions on the enclosed proxy card,or (iii)by voting by calling the 800 number listed on the proxy card.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s).IF NO DIRECTION IS GIVEN,THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE.

     Please sign exactly as name appears hereon.Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

SCI SYSTEMS INC.
C/O PROXY SERVICES
P.O.BOX 9112
FARMINGDALE,NY 11735


VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions.Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the web site.You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage- paid envelope we've provided or return to SCI Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DETACH AND RETURN THIS PORTION ONLY


SCI SYSTEMS INC.

 Vote On  Directors

 1.To elect two Class I Directors to serve       For  Withhold  For All    To withhold authority to vote, mark  "For All Except"
   for a term of three years:                    All    All      Except    and write the  nominee's  number on  the line  below.
   01)Olin  B.  King
   02)Wayne Shortridge                                                     ___________________________________________________


Vote On Proposals                                                                                   For    Against   Abstain

2.To increase the authorized shares of the Company to 500,000,000;

3.To approve the Company's 2000 Stock Incentive Plan;

4.To approve the Company's 2000 Stock Purchase Plan;

5.To approve the Company's Senior Officer 2000 Incentive Compensation Plan; and

6.To ratify the selection of Ernst & Young LLP as the Company 's independent auditor for fiscal year 2001.







Signature[PLEASE SIGN WITHIN BOX]   Date                       Signature(Joint Owners)             Date


                 Notice to Participants in the SCI Systems,Inc.
                     Directors 'Deferred Compensation Plan


Dear Plan Participant:

     We are sending this letter and the enclosed materials to you as Trustee of the SCI Directors 'Deferred Compensation Plan (the "Plan ").

     The Annual Meeting of Shareholders of SCI Systems,Inc.("SCI ")is scheduled to be held on October 27,2000. Enclosed are the 2000 Annual Report and proxy materials which are being distributed in connection with SCI 's Annual Meeting.As an owner of SCI Common Stock through the Plan, you are entitled to direct the Trustee to vote your shares on all proposals presented in Management's Proxy statement.

     Enclosed is a voting instruction form which will enable you to vote your shares.If you wish to direct the vote of your shares,please mark the appropriate boxes on the voting instruction form, then sign, date and mail the instruction card in the return envelope provided.Please mail the card in time to be received no later than Wednesday, October 25, 2000.

     You are encouraged to read the enclosed materials carefully and to exercise your right to vote.We make no recommendation on how you should vote your shares.All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

     Please be aware that your shares will not be voted in the following instances:(1)If you do not return the voting instruction form,to be received no later than Wednesday, October 25,2000;(2)if your instruction form is not signed exactly as your name appears on it;or (3)if you return a properly signed instruction card but no direction is given as to the vote of your shares.

                                            Merrill Lynch


                                SCI SYSTEMS,INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCI SYSTEMS,INC.
       FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2000


     Please take notice that the fiscal year 2000 Annual Meeting of Shareholders of SCI Systems,Inc.,a Delaware corporation,will be held at 10:00 A.M.,Eastern Daylight Savings Time,on Friday,October 27,2000,at The Ritz- Carlton Hotel (Buckhead),3434 Peachtree Street,N.E.,Atlanta,Georgia 30326 (the "Meeting "),for the purposes listed on the reverse side.

     The Board of Directors has fixed the close of business on September 15,2000 as the Record Date to determine shareholders entitled to vote at the Meeting and any adjournment or postponement of the Meeting.

     You are cordially invited to attend the Meeting.If you cannot attend in person, it is important that your shares be represented and voted at the Meeting.Accordingly,you are requested to please vote your shares (i)by dating, signing,and mailing the enclosed proxy,(ii)by voting over the Internet using the instructions on the enclosed proxy card,or (iii)by voting by calling the 800 number listed on the proxy card.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE.

     Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

SCI SYSTEMS INC.
C/O PROXY SERVICES
P.O.BOX 9112
FARMINGDALE,NY 11735


VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions.Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information.Have your proxy card in hand when you access the web site.You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark,sign and date your proxy card and return it in the postage- paid envelope we've provided or return to SCI Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DETACH AND RETURN THIS PORTION ONLY


SCI SYSTEMS INC.

 Vote On  Directors

 1.To elect two Class I Directors to serve       For  Withhold  For All    To withhold authority to vote, mark  "For All Except"
   for a term of three years:                    All    All      Except    and write the  nominee's  number on  the line  below.
   01)Olin  B.  King
   02)Wayne Shortridge                                                     ___________________________________________________


Vote On Proposals                                                                                   For    Against   Abstain

2.To increase the authorized shares of the Company to 500,000,000;

3.To approve the Company's 2000 Stock Incentive Plan;

4.To approve the Company's 2000 Stock Purchase Plan;

5.To approve the Company's Senior Officer 2000 Incentive Compensation Plan; and

6.To ratify the selection of Ernst & Young LLP as the Company 's independent auditor for fiscal year 2001.








Signature[PLEASE SIGN WITHIN BOX]   Date                       Signature(Joint Owners)             Date
